Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

March 24, 2006

Supplement to the Prospectus
dated December 1, 2005

Addition of Sub-Adviser

Effective January 13, 2006, the Board of Trustees has appointed Weiss, Peck & Greer Investment, a division of Robeco USA, LLC (“WPG”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of WPG does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 23-26 describing the sub-advisers to the Fund is hereby amended to add the following:

Weiss, Peck & Greer Investments:

The Adviser has entered into a sub-advisory agreement with Weiss, Peck & Greer Investments, a division of Robeco USA, LLC (“WPG”), to manage a portion of the Fund’s assets. WPG is located at 909 Third Avenue, 32nd Floor, New York, NY 10022, and is a registered investment adviser. WPG provides investment advice and portfolio management services to individually managed accounts for high net worth individuals and institutional investors. As of December 31, 2005, WPG managed approximately $14 billion in assets.

Please retain this Supplement with your
Prospectus for future reference.